CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Theresa D. Becks, the Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2008
                                                        By: /s/ Theresa D. Becks
                                                        ------------------------
                                                        Theresa D. Becks
                                                        Chief Executive Officer

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Gregory T. Donovan, the Senior Vice President of Accounting and Finance of The Campbell Multi-Strategy Trust (the Registrant), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2008
                                               By: /s/ Gregory T. Donovan
                                               ---------------------------------
                                               Gregory T. Donovan
                                               Treasurer and Assistant Secretary